UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2020

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55774	26-1516177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed on February 7, 2020 (the “Original Report”), by Broadstone Net Lease, Inc. (the “Company”) in connection with the completion on February 7, 2020, of the previously announced internalization (“Internalization”) of the external management functions previously performed for the Company and Broadstone Net Lease, LLC, the Company’s operating company, by Broadstone Real Estate, LLC (the “Acquired Manager”) and Broadstone Asset Management, LLC, the Company’s asset manager and wholly-owned subsidiary of the Acquired Manager. The Internalization was considered an acquisition of a significant business under Rule 11-01(d) of Regulation S-X, promulgated under the Securities Act of 1933, as amended (“Regulation S-X”). This Amendment No. 1 to the Original Report is being filed solely to provide the required financial statements with respect to the Internalization in accordance with Rule 3-05 of Regulation S-X and the required pro forma financial statements reflecting the impact of the Internalization on the Company in accordance with Article 11 of Regulation S-X.

The Company’s results with respect to the Internalization may be materially different from those expressed in this Current Report on Form 8-K due to various factors, including but not limited to, those discussed in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Item 9.01        Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired

The financial statements of specific operations of the Acquired Manager of Broadstone Net Lease, Inc. required to be filed pursuant to Rule 3-05 of Regulation S-X and the related notes thereto are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K/A.

(b)    Pro Forma Financial Information

The pro forma financial information of the Company required to be filed in connection with the Internalization, as described under Item 2.01 of the Original Report is incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K/A.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Audited Carve-Out Financial Statements of the Acquired Manager of Broadstone Net Lease, Inc.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Broadstone Net Lease, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.

/s/ John D. Moragne
Name: John D. Moragne Title: Executive Vice President, Chief Operating Officer, and Secretary

Date: February 27, 2020

2